Exhibit 99.1

Mountain Valley Pipeline To Proceed

Enactment of Federal Legislation to Raise U.S. Debt Limit Ratifies and Expedites Approvals, Declares Project Completion in National Interest

Canonsburg, PA (June 3, 2023) -- On June 3, 2023, the President of the United States signed legislation that raises the Nation's debt limit and ratifies and approves all permits and authorizations necessary for the construction and initial operation of the Mountain Valley Pipeline (MVP) and directs the applicable federal officials and agencies to maintain such authorizations. Further, and not later than June 24, 2023, the legislation requires the Secretary of the Army to issue all permits or verifications necessary to complete project construction and allow for MVP's operation and maintenance. The legislation also divests courts of jurisdiction to review agency actions on approvals necessary for MVP construction and initial operation. Given the legislation, and assuming the timely issuance of the few remaining authorizations, Equitrans Midstream, operator of the MVP, intends to work with its project partners to complete construction of the MVP project by year-end 2023, at an estimated total project cost of approximately $6.6 billion.

"We are grateful for the full support of the White House, the strong bipartisan leadership of Democratic and Republican legislators, the resolute dedication of Senator Capito, and the unwavering commitment of Chairman Manchin for recognizing and declaring MVP as a critical energy infrastructure project," said Thomas F. Karam, chairman and chief executive officer of Equitrans Midstream.

Karam continued, “The MVP project has gone through more environmental review and scrutiny than any natural gas pipeline project in U.S. history, having been issued the same state and federal authorizations two and three times, only to have those authorizations be routinely challenged and vacated in court. Congressional involvement to legislate the approval of this project only magnifies the critical need for more robust and comprehensive permitting reform that goes beyond the important initial steps in this legislation. Absent a more certain regulatory review and approval process, we are impeding companies’ ability to invest capital, including in renewable projects, for the benefit of our Nation’s economy, energy security, and energy affordability.”

The approval of this legislation expressly acknowledges the efforts of the state and federal agencies that have invested countless hours and worked diligently to develop comprehensive plans for constructing the pipeline with the least possible impact to the environment. Furthermore, the legislation recognizes the many benefits of the MVP in advancing our energy security, bolstering our ability to effectively transition to a lower-carbon economy, and providing energy reliability and affordability for American consumers.

Spanning approximately 303 miles across West Virginia and Virginia, MVP will provide cost-effective access to natural gas for use by local distribution companies, industrial users, and power generation facilities in growing demand markets of the mid-Atlantic and southeast regions of the United States. With the enactment of the Fiscal Responsibility Act of 2023, Mountain Valley will continue to work closely with all relevant agencies in reissuing the project’s few outstanding permits and will maintain its steadfast commitment to environmental protection to ensure the responsible completion of the project's remaining construction.

The full text of the legislation can be found at Fiscal Responsibility Act of 2023.

About Equitrans Midstream Corporation

Equitrans Midstream Corporation has a premier asset footprint in the Appalachian Basin and, as the parent company of EQM Midstream Partners, is one of the largest natural gas gatherers in the United States. Through its strategically located infrastructure assets in the Marcellus and Utica regions, Equitrans has an operational focus on gas transmission and storage systems, gas gathering systems, and water services that support natural gas development and production across the Basin. With a rich 140-year history in the energy industry, Equitrans was launched as a standalone company in 2018 with a vision to be the premier midstream services provider in North America. While working to meet America's growing need for clean-burning energy, Equitrans is proud of its environmental, social, and governance (ESG) practices, striving every day to preserve and protect the environment, provide an engaging workplace for its employees, support and enrich its local communities, and to deliver sustained value for customers and shareholders. Visit www.equitransmidstream.com; and to learn more about our ESG practices visit Equitrans Sustainability Reporting.

About Mountain Valley Pipeline

The Mountain Valley Pipeline (MVP) is a proposed underground, interstate natural gas pipeline system that spans approximately 303 miles from northwestern West Virginia to southern Virginia. Subject to regulatory oversight by the Federal Energy Regulatory Commission, the MVP will be constructed and owned by Mountain Valley Pipeline, LLC, Series A – a joint venture of Equitrans Midstream Corporation; NextEra Capital Holdings, Inc.; Con Edison Transmission, Inc.; WGL Midstream MVP LLC; and RGC Midstream, LLC. The MVP was designed to transport clean-burning natural gas from the prolific Marcellus and Utica shale regions to the growing demand markets in the Mid-Atlantic and Southeast areas of the United States. Equitrans Midstream, primary interest owner, will operate the pipeline. From planning and development to construction and in-service operations – MVP is dedicated to the safety of its communities, employees, and contractors, and to the preservation and protection of the environment. Visit www.mountainvalleypipeline.info

Cautionary Statements

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, concerning matters affecting Equitrans Midstream Corporation (the Company), which as of March 31, 2023 owned an approximate 47.3% interest in the MVP project and will operate the MVP, the MVP joint venture, the MVP project and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, such management. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as “focused,” “goal,” “guidance,” “scheduled,” “could,” “will,” “would,” “approximate,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “target,” “budget,” “potential,” “outlook,” “continue,” “seek,” “strive,” or “view,” and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Without limiting the generality of the foregoing, forward-looking statements contained in this news release may include anticipated receipt of outstanding authorizations in accordance with the legislation’s requirements, intention and ability to recommence forward construction and the ability to achieve, and timing for achieving, completion of the MVP project, and cost to complete the MVP project. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements are based on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, judicial (including any challenges to the validity or scope of the legislation), construction and other risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the Securities and Exchange Commission (the SEC), including those set forth under Item 1A, Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC, as updated by the Company’s subsequent filings.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Analyst/Investor inquiries:

Nate Tetlow – Vice President, Corporate Development and Investor Relations

412-553-5834

ntetlow@equitransmidstream.com

Media inquiries:

Natalie A. Cox – Communications and Corporate Affairs

ncox@equitransmidstream.com

Source: Equitrans Midstream Corporation

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